UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 21, 2009	000-51068
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

55 York Street
Suite #401
Toronto, Ontario M5J 1R7
(Address of Principal Executive Offices) (Zip Code)

(416) 865-9790
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

On May 21, 2009, Yukon Gold Corporation, Inc. (the “Company”), through its wholly owned subsidiary, Yukon Gold Corp, a Canadian corporation, sold its interest in the Mount Hinton Property in the Yukon Territory of Canada to the Hinton Syndicate. The Mount Hinton Property was subject to an agreement with the Hinton Syndicate pursuant to which the Company had earned a 50% interest. All of the claims comprising the Mount Hinton Property were conveyed by the Company’s subsidiary to a member of the Hinton Syndicate.

The Hinton Syndicate paid the Company (i) CDN$125,000 on May 21, 2009 and (ii) granted to the Company’s subsidiary a 2% “Net Smelter Royalty (an “NSR”) on the Mount Hinton Property claims. Such 2% NSR may be terminated at any time by payment to Yukon Gold of the following:

If the payment is made to Yukon Gold within the 12-month anniversary of the Closing:	CDN$115,000

If the payment is made to Yukon Gold after the 12- month anniversary of the Closing but before the 24- month anniversary of the Closing:	CDN$140,000

If the payment is made to Yukon Gold after the 24- month anniversary of the Closing but before the 36- month anniversary of the Closing:	CDN$165,000

If the payment is made to Yukon Gold after the 36- month anniversary of the Closing but before the 48- month anniversary of the Closing:	CDN$190,000

If the payment is made to Yukon Gold after the 48- month anniversary of the Closing, it shall be increased by CDN$25,000 for each 12-month period following the 49-month anniversary of the Closing

In addition, Yukon Gold’s subsidiary assigned its work permit to the Hinton Syndicate and the Hinton Syndicate became responsible for any reclamation costs imposed by the government of Yukon in connection with the work permit. As of May 21, 2009, Yukon Gold and its subsidiary have no further interest or obligations with respect to the Mount Hinton Property.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Exhibit	Exhibit Description

99.1	Press Release entitled “Yukon Gold Announces Option Assignment of its Mount Hinton Property” dated May 21, 2009.

99.2	Assignment of Option and Assignment of Claims dated May 20, 2009 among the Hinton Syndicate, the Company and Yukon Gold Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: May 21, 2009	By: /s/ Kathy Chapman
Name: Kathy Chapman
Title: Chief Administrative Officer